Exhibit 10.36

VIACOM INC.
2006 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

ARTICLE I

GENERAL

Section 1.1    Purpose.

        The purpose of the Viacom Inc. 2006 Stock Option Plan for Outside Directors (the "Plan") is to benefit and advance the interests of Viacom Inc., a Delaware corporation (the "Company"), and its subsidiaries by obtaining and retaining the services of qualified persons who are not employees of the Company or its subsidiaries to serve as directors and to induce them to make a maximum contribution to the success of the Company and its subsidiaries.

Section 1.2    Definitions.

        As used in the Plan, the following terms shall have the following meanings:

          (a)   "Annual Grant" shall have the meaning set forth in Section 2.1.

          (b)   "Board" shall mean the Board of Directors of the Company.

          (c)   "Class B Common Stock" shall mean the shares of Class B Common Stock, par value $0.001 per share, of the Company.

          (d)   "Date of Grant" shall have the meaning set forth in Section 2.1.

          (e)   "Effective Date" shall mean the effective date of the Plan provided for in Article VII below.

          (f)    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, including any successor law thereto.

          (g)   "Fair Market Value" of a share of Class B Common Stock on a given date shall be the closing price on such date on the New York Stock Exchange or other principal stock exchange on which the Class B Common Stock is then listed, as reported by The Wall Street Journal (Northeast edition) as the 4:00 p.m. (New York time) closing price or as reported by any other authoritative source selected by the Company.

          (h)   "Initial Grant" shall have the meaning set forth in Section 2.1.

          (i)    "Outside Director" shall mean any member of the Board who is not an employee of the Company or any of its subsidiaries.

          (j)    "Participant" shall mean any Outside Director to whom Stock Options have been granted under the Plan.

          (k)   "RSU Plan" means the Viacom Inc. 2006 RSU Plan for Outside Directors.

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          (l)    "Separation" means the series of transactions by which the Company was separated from the former Viacom Inc. (renamed CBS Corporation), which prior to such transactions had been the parent corporation of the Company.

          (m)  "Separation Date" means the closing date of the transactions by which the Separation was effected.

          (n)   "Stock Option" shall mean a contractual right granted to a Participant under the Plan to purchase shares of Class B Common Stock or other securities at such time and price, and subject to the terms and conditions, as are set forth in the Plan.

          (o)   "Substitute Options" means Stock Options granted upon assumption of, or in substitution for, outstanding stock options previously granted by a company or other entity all or a portion of the assets or equity of which is acquired by the Company, with which the Company mergers or otherwise combines or from which the Company is spun-off or otherwise separated.

Section 1.3    Administration of the Plan.

        The Plan shall be administered by the members of the Board who are not Outside Directors and such Board members shall determine all questions of interpretation, administration and application of the Plan. The Board may authorize any officer of the Company to execute and deliver a stock option certificate on behalf of the Company to a Participant.

Section 1.4    Eligible Persons.

        Stock Options shall be granted only to Outside Directors.

Section 1.5    Class B Common Stock Subject to the Plan.

        Subject to adjustment in accordance with the provisions of Article III hereof, the maximum number of shares of Class B Common Stock which may be issued under the Plan, when aggregated with the number of shares of Class B Common Stock that may be issued under the RSU Plan, shall be 500,000 shares. Any shares of Class B Common Stock underlying Substitute Options shall not be counted against this limit. The shares of Class B Common Stock shall be made available from authorized but unissued Class B Common Stock or from Class B Common Stock issued and held in the treasury of the Company. Exercise of Stock Options in any manner shall result in a decrease in the number of shares of Class B Common Stock which thereafter may be issued for purposes of this Section 1.5, by the number of shares as to which the Stock Options are exercised. Shares of Class B Common Stock with respect to which Stock Options expire or are cancelled without being exercised or are otherwise terminated, may be regranted under the Plan.

ARTICLE II

PROVISIONS APPLICABLE TO STOCK OPTIONS

Section 2.1    Grants of Stock Options.

        Each person who is elected as or who becomes an Outside Director, in each case for the first time on or subsequent to the Effective Date, shall be granted Stock Options to purchase [            ]1 shares of

The number of shares subject to the initial grant of Stock Options will be determined in connection with separation by multiplying 10,000 by the New Viacom Exchange Ratio (as defined in the Merger Agreement).

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Class B Common Stock (an "Initial Grant"), on the date of such individual's election or appointment to the Board or on the date such person first becomes an Outside Director, as appropriate (the "Date of Grant" of such Stock Options). Each person who is an Outside Director on or after the Effective Date hereof and each January 31 thereafter for five years from the Effective Date (each January 31st being the "Date of Grant" of the respective Stock Options) shall be granted additional Stock Options to purchase a number of shares of Class B Common Stock (each, an "Annual Grant") for [            ]2 shares of Class B Common Stock. Each Initial Grant and each Annual Grant shall be subject to the terms and conditions set forth in the Plan and shall have an option price per share equal to the Fair Market Value of a share of Class B Common Stock on the Date of Grant or, if the Date of Grant is not a business day on which the Fair Market Value can be determined, on the last business day preceding the Date of Grant on which the Fair Market Value can be determined. Notwithstanding the foregoing, the option price of a Stock Option that is a Substitute Option may be less than 100% of the Fair Market Value of a share of Class B Common Stock on the Date of Grant, provided that the excess of:

          (i)    the aggregate Fair Market Value (as of the Date of Grant of such Substitute Option) of the shares of Class B Common Stock subject to the Substitute Option, over

          (ii)   the aggregate option price thereof,

  does not exceed the excess of:

          (iii)  the aggregate fair market value (as of the time immediately preceding the transaction pursuant to which the Substitute Option was granted, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the award assumed or substituted for by the Company, over

          (iv)  the aggregate option price of such shares.

All Stock Options granted under the Plan shall be "Non-Qualified Stock Options" which do not meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended. The terms and conditions of the Stock Options shall be set forth in an option certificate which shall be delivered to the Participant reasonably promptly following the Date of Grant of such Stock Options.

Section 2.2    Exercise of Stock Options.

        (a)   Exercisability. Stock Options shall be exercisable only to the extent the Participant is vested therein. Subject to Section 2.2(c), each Initial Grant of Stock Options under the Plan shall vest and become exercisable on the first anniversary of the Date of Grant. Subject to Section 2.2(c), each Annual Grant shall vest and become exercisable in three equal annual installments, on the first, second and third anniversaries of the Date of Grant.

        (b) Option Period.

          (i)    Latest Exercise Date. No Stock Option granted under the Plan shall be exercisable after the tenth anniversary of the Date of Grant thereof.

          (ii)   Registration Restrictions. Any attempt to exercise a Stock Option or to transfer any shares issued upon exercise of a Stock Option by any Participant shall be void and of no effect, unless and until (A) a registration statement under the Securities Act of 1933, as amended,

The number of shares subject to the annual grant of Stock Options will be determined in connection with separation by multiplying 4,000 by the New Viacom Exchange Ratio (as defined in the Merger Agreement).

  has been duly filed and declared effective pertaining to the shares of Class B Common Stock subject to such Stock Option, and the shares of Class B Common Stock subject to such Stock Option have been duly qualified under applicable federal or state securities or blue sky laws or (B) the Board, in its sole discretion, determines, or the Participant desiring to exercise such Stock Options, upon the request of the Board, provides an opinion of counsel satisfactory to the Board, that such registration or qualification is not required as a result of the availability of any exemption from registration or qualification under such laws. Without limiting the foregoing, if at any time the Board shall determine, in its sole discretion, that the listing, registration or qualification of the shares of Class B Common Stock under any federal or state law or on any securities exchange or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, delivery or purchase of such shares pursuant to the exercise of a Stock Option, such Stock Option shall not be exercisable in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

        (c)   Exercise in the Event of Termination of Services.

          (i)    Termination other than for Death or Disability. If the services of a Participant as a director of the Company terminate for any reason other than for death or disability, the Participant may exercise his or her Stock Options until the first anniversary of the date of such termination, but only to the extent such Stock Options were vested on the termination date, subject to earlier expiration of such Stock Options pursuant to Section 2.2(b)(i). Upon a termination described in this Section 2.2(c)(i), the Participant shall relinquish all rights with respect to Stock Options that are not vested as of such termination date.

          (ii)   Death. If a Participant dies while serving as a director, his or her Stock Options may be exercised by any person who acquired the right to exercise such Stock Options by will or the laws of descent and distribution until the first anniversary of the date of death, but only to the extent such Stock Options were vested on the date of death, subject to earlier expiration of such Stock Options pursuant to Section 2.2(b)(i). All rights with respect to Stock Options that are not vested as of the date of death will terminate on such date of death.

          (iii)  Permanent Disability. If the services of Participant as a director of the Company terminate by reason of permanent disability, the Participant may exercise his or her Stock Options until the first anniversary of the date of such termination, but only to the extent such Stock Options were vested on the termination date, subject to earlier expiration of such Stock Options pursuant to Section 2.2(b)(i). Upon a termination described in this Section 2.2(c)(iii), the Participant shall relinquish all rights with respect to Stock Options that are not vested as of such termination date.

        (d)   Payment of Purchase Price Upon Exercise. Every share of Class B Common Stock purchased through the exercise of a Stock Option shall be paid for in full in cash on or before the settlement date for such share of Class B Common Stock. In addition, the Participant shall make an arrangement acceptable to the Company to pay to the Company an amount sufficient to satisfy the combined federal, state and local withholding tax obligations which arise in connection with exercise of such Stock Options.

ARTICLE III

EFFECT OF CERTAIN CORPORATE CHANGES

        In the event of any merger, consolidation, stock-split, dividend (other than a regular cash dividend), distribution, combination, recapitalization or reclassification that changes the character or amount of the Class B Common Stock or any other changes in the corporate structure, equity securities or capital structure of the Company, the Board shall make such proportionate adjustments to (i) the number and kind of securities subject to any Stock Options, (ii) the exercise price of any Stock Options, (iii) the number and kind of securities subject to the Initial Grants and the Annual Grants referred to in Section 2.1, and (iv) the maximum number and kind of securities available for issuance under the Plan referred to in Section 1.5, in each case, as it deems appropriate. The Board may, in its sole discretion, also make such other adjustments as it deems appropriate in order to preserve, but not increase, the benefits or potential benefits intended to be made available hereunder upon the occurrence of any of the foregoing events. The Board's determination as to what, if any, adjustments shall be made shall be final and binding on the Company and all Participants.

ARTICLE IV

SUBSTITUTE OPTIONS

        Notwithstanding any terms or conditions of the Plan to the contrary, the Committee may provide for Substitute Options under the Plan upon assumption of, or in substitution for, outstanding stock options previously granted by a company or other entity all or a portion of the assets or equity of which is acquired by the Company, with which the Company mergers or otherwise combines or from which the Company is spun-off or otherwise separated. Without limiting the generality of the preceding sentence, Substitute Options include Stock Options granted in connection with the Separation in substitution for options to purchase shares of the former Viacom Inc. (renamed CBS Corporation) granted prior to the Separation Date. Notwithstanding any terms or conditions of the Plan to the contrary, Substitute Options may have substantially the same terms and conditions, including without limitation provisions relating to vesting, exercise periods, expiration, payment, forfeiture, and the consequences of termination of employment and changes in control, as the awards that they replace.

ARTICLE V

MISCELLANEOUS

Section 5.1    No Right to Re-election.

        Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any of its members for re-election by the Company's stockholders, nor confer upon any Participant the right to remain a member of the Board for any period of time, or at any particular rate of compensation.

Section 5.2    Restriction on Transfer.

        The rights of a Participant with respect to the Stock Options shall not be transferable by the Participant to whom such Stock Options are granted, except (i) by will or the laws of descent and distribution, (ii) upon prior notice to the Company, for transfers to members of the Participant's immediate family or trusts whose beneficiaries are members of the Participant's immediate family, provided, however, that such transfer is being made for estate and/or tax planning purposes without consideration being received therefor, (iii) upon prior notice to the Company, for transfers to a former spouse incident to a divorce or (iv) for such other transfers as the Board may approve, subject to any conditions and limitations that it may, in its sole discretion, impose.

Section 5.3    Stockholder Rights.

        No grant of Stock Options under the Plan shall entitle a Participant, a Participant's estate or a permitted transferee to any rights of a holder of shares of Class B Common Stock, except upon the delivery of share certificates to a Participant, the Participant's estate or the permitted transferee upon exercise of a Stock Option.

Section 5.4    No Restriction on Right of Company to Effect Corporate Changes.

        The Plan shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Class B Common Stock or the rights thereof or which are convertible into or exchangeable for Class B Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

Section 5.5    Exercise Periods Following Termination of Services.

        For the purposes of determining the dates on which Stock Options may be exercised following a termination of services or the death or disability of a Participant, the day following the date of such event shall be the first day of the exercise period and the Stock Options may be exercised up to and including the last business day falling within the exercise period. Thus, if the last day of the exercise period is not a business day, then the last date the Stock Options may be exercised is the last business day preceding the end of the exercise period. At the end of the relevant exercise period, each unexercised Stock Option shall expire.

Section 5.6    Headings.

        The headings of articles and sections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

Section 5.7    Governing Law.

        The Plan and all rights hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

ARTICLE VI

AMENDMENT AND TERMINATION

Section 6.1    General.

        The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part, including, without limitation, amending the provisions for determining the amount of Stock Options to be issued to an Outside Director, provided, however, that any amendment which under the requirements of applicable law or under the rules of the New York Stock Exchange or other principal stock exchange on which the Class B Common Stock is then listed must be approved by the stockholders of the Company shall not be effective unless and until such stockholder approval has been obtained in compliance with such law or rule; and no termination, suspension, alteration or amendment of the Plan that would adversely affect a Participant's rights under the Plan with respect to any award of Stock Options made prior to such action shall be effective as to such Participant unless he or she consents thereto.

ARTICLE VII

EFFECTIVE DATE

        The Effective Date of the Plan is [date of the separation] and stockholder approval of the Plan was obtained prior to that date. Unless earlier terminated in accordance with Article VI above, the Plan shall terminate on the fifth anniversary of the Effective Date, and no further Stock Options may be granted hereunder after such date.